UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-05245

BNY Mellon Strategic Municipals, Inc.

(Exact Name of Registrant as Specified in Charter)

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Offices) (Zip Code)

Deirdre Cunnane, Esq.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)

Registrant's Telephone Number, including Area Code: (212) 922-6400

Date of fiscal year end: 09/30

Date of reporting period: 09/30/24

FORM N-CSR

Item 1.  Reports to Stockholders.

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.   Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.   Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,168 in 2023 and $38,931 in 2024.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $35,317 in 2023 and $12,594 in 2024. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2023 and $0 in 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,342 in 2023 and $3,342 in 2024. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $8,158 in 2023 and $8,503 in 2024.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2023 and $0 in 2024. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2023 and $0 in 2024.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,797,238 in 2023 and $1,591,639 in 2024.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i) Not applicable.

(j) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, consisting of all of the non-interested Board members, who are: Joseph S. DiMartino, Joan Gulley, Alan H. Howard, Robin A. Melvin, Burton N. Wallack, and Benaree P. Wiley.

Item 6.  Investments.

 Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

 Not applicable.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

  Not applicable.

Item 9.   Proxy Disclosures for Open-End Management Investment Companies.

  Not applicable.

Item 10.  Renumeration Paid to Directors, Officers, and Other Open-End Management Investment Companies.

  Not applicable.

Item 11.  Statement Regarding Basis for Approval of Investment Advisory Contract.

  Not applicable.

BNY Mellon Strategic Municipals, Inc.

ANNUAL REPORT September 30, 2024

BNY Mellon Strategic Municipals, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund perform last year?

For the 12-month period ended September 30, 2024, BNY Mellon Strategic Municipals, Inc. (the “fund”) produced a total return of 19.49% on a net-asset-value basis and 26.86% on a market basis.1 Over the same period, the fund provided aggregate income dividends of $.2280 per share, which reflects a distribution rate of 3.50%.2 In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark, posted a total return of 10.37% for the same period.3

What affected the Fund’s performance?

• Early in the period, the market was hampered by higher inflation and a tight monetary policy. The market rebounded later in the period supported by anticipation that Fed rate-hiking was nearing an end and then additionally by the Fed rate cut in September.

• Relatively long duration and an emphasis on longer maturity bonds were major contributors to performance as rates declined. Security selections also contributed, most notably in education and continuing care retirement centers.

• Security selection in certain other revenue bond sectors, including airports, detracted from performance.

1  Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate.

2  Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the U.S. dollar denominated long term tax exempt bond market. Unlike a fund, the Index is not subject to fees and other expenses. Investors can not invest directly in any index.

FUND PERFORMANCE (Unaudited)

Years Ended 9/30

* Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in BNY Mellon Strategic Municipals, Inc. on 09/30/2014 to a hypothetical investment of $10,000 made in the Index on that date. All figures for the fund are based on market price. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a fund, the Index is not subject to fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights within this report and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/2024
	1 Year	5 Years	10 Years
BNY Mellon Strategic Municipals, Inc. Fund- Market Price	26.86%	-0.87%	2.75%
BNY Mellon Strategic Municipals, Inc. Fund- Net Asset Value	19.49%	1.05%	3.40%
Bloomberg U.S. Municipal Bond Index	10.37%	1.39%	2.52%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon sale of the shares. Current performance may be lower or higher than the performance quoted. Go to www.bny.com/investments for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

DISTRIBUTION INFORMATION (Unaudited)

The following information regarding the fund’s distributions is current as of September 30, 2024, the fund’s fiscal year end. The fund’s returns during the period were sufficient to meet fund distributions.

The fund’s distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the fund. The fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to try to maintain a level distribution amount, the fund may pay out more or less than its net investment income during the period. As a result, distributions sources may include net investment income, realized gains and return of capital. You should not draw any conclusions about the fund’s investment performance from the amount of the distribution or from the terms of the level distribution program. A return of capital is a non-taxable distribution of a portion of a fund’s capital. A return of capital distribution does not necessarily reflect a fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported below are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the fund’s performance, those estimates may differ from both the tax information reported to you in your fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital.

Distributions
	Current Month Percentage of Distributions			Fiscal Year Ended Per Share Amounts
	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
BNY Mellon Strategic Municipals, Inc.	100.00%	.00%	.00%	$.23	$.23	$.00	$.00

SELECTED INFORMATION

September 30, 2024 (Unaudited)

Market Price per share September 30, 2024			$6.51
Shares Outstanding September 30, 2024			62,290,854
New York Stock Exchange Ticker Symbol			LEO
MARKET PRICE (NEW YORK STOCK EXCHANGE)
Fiscal Year Ended September 30, 2024
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
High	$5.96	$6.10	$6.13	$6.60
Low	5.01	5.82	5.84	6.10
Close	5.86	6.10	6.12	6.51
PERCENTAGE GAIN (LOSS) based on change in Market Price†
September 23, 1987 (commencement of operations) through September 30, 2024				630.48%
October 1, 2014 through September 30, 2024				31.12
October 1, 2019 through September 30, 2024				(4.26)
October 1, 2023 through September 30, 2024				26.86
January 1, 2024 through September 30, 2024				14.22
April 1, 2024 through September 30, 2024				8.69
July 1, 2024 through September 30, 2024				7.32
NET ASSET VALUE PER SHARE
September 23, 1987 (commencement of operations)				$9.32
September 30, 2023				6.30
December 31, 2023				7.00
March 31, 2024				7.00
June 30, 2024				7.04
September 30, 2024				7.25
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
September 23, 1987 (commencement of operations) through September 30, 2024				772.54%
October 1, 2014 through September 30, 2024				39.65
October 1, 2019 through September 30, 2024				5.36
October 1, 2023 through September 30, 2024				19.49
January 1, 2024 through September 30, 2024				6.46
April 1, 2024 through September 30, 2024				5.46
July 1, 2024 through September 30, 2024				3.87

† Total return includes reinvestment of dividends and any capital gains paid.

STATEMENT OF INVESTMENTS

September 30, 2024

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2%
Alabama - 3.9%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	5,970,000		5,892,466
Black Belt Energy Gas District, Revenue Bonds, Refunding (Gas Project) Ser. D1	5.50	2/1/2029	5,555,000	[a]	6,012,704
Jefferson County, Revenue Bonds, Refunding	5.25	10/1/2049	2,500,000		2,724,437
Jefferson County, Revenue Bonds, Refunding	5.50	10/1/2053	1,250,000		1,377,366
Selma Industrial Development Board, Revenue Bonds, Refunding (International Paper Co.) Ser. A	3.45	10/1/2031	1,475,000	[a]	1,486,890
				17,493,863
Alaska - .6%
Northern Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	6/1/2050	3,000,000		2,794,516
Arizona - 5.6%
Arizona Industrial Development Authority, Revenue Bonds (Academics of Math & Science Project)	5.00	7/1/2054	1,275,000	[b]	1,278,107
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	6.00	7/1/2051	1,000,000	[b,c]	40,000
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	7.75	7/1/2050	5,770,000	[b,c]	230,800
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	5.25	11/1/2053	2,000,000		2,152,152

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Arizona - 5.6% (continued)
Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.25	7/1/2047	1,600,000	[b]	1,612,255
Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. D	5.00	7/1/2047	1,035,000	[b]	1,040,625
Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. D	5.00	7/1/2051	380,000	[b]	381,423
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	1,170,000		1,167,489
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2036	2,480,000	[b]	2,507,260
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2052	3,000,000	[b]	3,105,301
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Paradise Schools Projects Paragon Management)	5.00	7/1/2047	2,000,000	[b]	2,009,146
Sierra Vista Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2059	1,000,000	[b]	1,006,702

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Arizona - 5.6% (continued)
Tender Option Bond Trust Receipts (Series 2018-XF2537), (Salt Verde Financial Corporation, Revenue Bonds) Recourse, Underlying Coupon Rate 5.00%	8.56	12/1/2037	4,030,000	[b,d,e]	4,509,659
The Phoenix Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2035	2,360,000	[b]	2,375,058
The Phoenix Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	2,000,000	[b]	2,003,252
				25,419,229
Arkansas - .6%
Arkansas Development Finance Authority, Revenue Bonds (Sustainable Bond) (U.S. Steel Corp.)	5.70	5/1/2053	2,600,000		2,769,463
California - 4.4%
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,400,000		1,326,257
California Municipal Finance Authority, Revenue Bonds, Refunding (HumanGood California Obligated Group) Ser. A	5.00	10/1/2044	1,000,000		1,017,391
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2039	140,000	[b]	131,065
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.25	12/1/2056	1,000,000	[b]	1,012,755

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
California - 4.4% (continued)
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding (Tobacco Settlement Asset) Ser. B	5.00	6/1/2051	1,500,000		1,583,016
Orange County Community Facilities District, Special Tax Bonds, Ser. A	5.00	8/15/2052	1,500,000		1,571,277
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2051	4,750,000		5,011,042
Tender Option Bond Trust Receipts (Series 2022-XF3024), (San Francisco City & County, Revenue Bonds, Refunding, Ser. A) Recourse, Underlying Coupon Rate 5.00%	9.21	5/1/2044	7,860,000	[b,d,e]	8,154,503
				19,807,306
Colorado - 6.7%
Colorado Health Facilities Authority, Revenue Bonds (CommonSpirit Health Obligated Group)	5.25	11/1/2052	1,500,000		1,639,887
Colorado Health Facilities Authority, Revenue Bonds (Covenant Retirement Communities & Services Obligated Group)	5.00	12/1/2048	1,250,000		1,273,223
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	4,500,000		4,124,700
Colorado High Performance Transportation Enterprise, Revenue Bonds (C-470 Express Lanes System)	5.00	12/31/2056	1,245,000		1,245,687
Denver City & County, Revenue Bonds, Refunding (United Airlines Project)	5.00	10/1/2032	1,000,000		1,000,303
Dominion Water & Sanitation District, Revenue Bonds, Refunding	5.88	12/1/2052	4,500,000		4,642,678

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Colorado - 6.7% (continued)
Hess Ranch Metropolitan District No. 6, GO, Ser. A1	5.00	12/1/2049	2,000,000		1,910,886
Rampart Range Metropolitan District No. 5, Revenue Bonds	4.00	12/1/2051	2,000,000		1,722,111
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2034	1,500,000		1,545,719
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A1) Recourse, Underlying Coupon Rate 4.00%	8.13	8/1/2044	4,440,000	[b,d,e]	5,192,274
Tender Option Bond Trust Receipts (Series 2023-XM1124), (Colorado Health Facilities Authority, Revenue Bonds (Adventist Health System/Sunbelt Obligated Group) Ser. A) Recourse, Underlying Coupon Rate 4.00%	5.23	11/15/2048	5,535,000	[b,d,e]	5,416,738
Vauxmont Metropolitan District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	3.25	12/15/2050	650,000		562,748
				30,276,954
Connecticut - 1.1%
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. T	4.00	7/1/2055	1,000,000		951,739

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Connecticut - 1.1% (continued)
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	3.65	11/15/2032	410,000		410,906
Harbor Point Infrastructure Improvement District, Tax Allocation Bonds, Refunding (Harbor Point Project)	5.00	4/1/2039	3,500,000	[b]	3,549,788
				4,912,433
Delaware - .2%
Delaware Economic Development Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. B	5.25	11/15/2053	1,000,000		1,047,320
District of Columbia - .5%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2049	2,500,000		2,419,399
Florida - 9.8%
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. A	5.00	11/15/2053	3,460,000		3,520,348
Capital Trust Agency, Revenue Bonds (WFCS Portfolio Projects) Ser. A	5.00	1/1/2056	750,000	[b]	751,538
Collier County Industrial Development Authority, Revenue Bonds (NCH Healthcare System Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	10/1/2049	1,700,000		1,871,404
Florida Housing Finance Corp., Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. 1	4.40	7/1/2044	2,500,000		2,524,750
Greater Orlando Aviation Authority, Revenue Bonds, Ser. A	4.00	10/1/2049	4,685,000		4,562,250
Hillsborough County Port District, Revenue Bonds (Tampa Port Authority Project) Ser. B	5.00	6/1/2046	3,500,000		3,599,351

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Florida - 9.8% (continued)
Lee Memorial Health System, Revenue Bonds, Refunding, Ser. A1	4.00	4/1/2049	1,650,000		1,595,623
Miami-Dade County, Revenue Bonds	0.00	10/1/2045	3,000,000	[f]	1,225,971
Miami-Dade County Water & Sewer System, Revenue Bonds (Insured; Build America Mutual)	4.00	10/1/2051	1,550,000		1,517,400
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2045	2,850,000		2,938,609
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. B	5.00	11/15/2042	735,000		773,715
Palm Beach County Health Facilities Authority, Revenue Bonds (Lifespace Communities Obligated Group) Ser. B	4.00	5/15/2053	2,600,000		2,234,658
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Lifespace Communities Obligated Group) Ser. C	7.63	5/15/2058	1,000,000		1,145,660
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.75	11/15/2054	2,500,000		2,527,392

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Florida - 9.8% (continued)
Tender Option Bond Trust Receipts (Series 2023-XM1122), (Miami-Dade FL County Water & Sewer System, Revenue Bonds, Refunding, Ser. B) Recourse, Underlying Coupon Rate 4.00%	4.83	10/1/2049	12,750,000	[b,d,e]	12,507,881
Village Community Development District No. 15, Special Assessment Bonds	4.80	5/1/2055	865,000	[b]	876,850
				44,173,400
Georgia - 7.2%
Atlanta Water & Wastewater, Revenue Bonds (Proctor Creek Watershed) Ser. D	3.50	11/1/2028	880,000	[b]	883,713
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	3,250,000		3,441,925
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	6/1/2030	1,500,000	[a]	1,602,406
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	9/1/2031	3,500,000	[a]	3,828,154
Tender Option Bond Trust Receipts (Series 2016-XM0435), (Private Colleges & Universities Authority, Revenue Bonds, Refunding (Emory University)) Recourse, Underlying Coupon Rate 5.00%	9.07	10/1/2043	10,000,000	[b,d,e]	10,019,421
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta) Ser. A) Recourse, Underlying Coupon Rate 4.00%	6.52	7/1/2044	6,340,000	[b,d,e]	6,842,335

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Georgia - 7.2% (continued)
Tender Option Bond Trust Receipts (Series 2023-XF3183), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Units 3 & 4 Project) Ser. A) Recourse, Underlying Coupon Rate 5.00%	8.87	1/1/2059	3,600,000	[b,d,e]	3,666,703
The Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) Ser. D	4.13	11/1/2045	2,400,000		2,330,071
				32,614,728
Hawaii - .2%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2047	1,000,000		1,060,576
Idaho - 1.1%
Power County Industrial Development Corp., Revenue Bonds (FMC Corp. Project)	6.45	8/1/2032	5,000,000		5,018,039
Illinois - 10.6%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2034	1,400,000		1,449,186
Chicago Board of Education, GO, Ser. D	5.00	12/1/2046	2,000,000		2,022,099
Chicago Board of Education, GO, Ser. H	5.00	12/1/2036	2,000,000		2,043,718
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	3,000,000		3,136,693
Chicago II, GO, Ser. A	5.00	1/1/2044	4,000,000		4,122,687
Chicago II, GO, Ser. A	5.50	1/1/2049	1,000,000		1,044,244
Chicago Midway International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2041	1,550,000		1,655,191
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2057	2,980,000		3,134,810
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	1,100,000		1,188,250
Illinois, GO, Ser. A	5.00	5/1/2038	3,400,000		3,544,081
Illinois, GO, Ser. C	5.00	11/1/2029	1,120,000		1,186,814

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Illinois - 10.6% (continued)
Illinois, GO, Ser. D	5.00	11/1/2028	2,825,000		3,001,718
Illinois Finance Authority, Revenue Bonds (Plymouth Place Obligated Group) Ser. A	6.63	5/15/2052	1,000,000		1,082,101
Illinois Finance Authority, Revenue Bonds, Refunding (Lutheran Life Communities Obligated Group) Ser. A	5.00	11/1/2049	1,750,000		1,151,355
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/2057	2,000,000		2,041,768
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[f]	1,591,083
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	0.00	12/15/2054	21,800,000	[f]	5,712,156
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2038	2,000,000		2,036,433
Tender Option Bond Trust Receipts (Series 2023-XF1623), (Regional Transportation Authority Illinois, Revenue Bonds, Ser. B) Non-Recourse, Underlying Coupon Rate 4.00%	4.46	6/1/2048	3,000,000	[b,d,e]	2,904,320
Tender Option Bond Trust Receipts (Series 2024-XF3244), (Chicago O'Hare International Airport, Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate 5.50%	10.83	1/1/2059	3,600,000	[b,d,e]	3,983,409
				48,032,116

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Indiana - 1.0%
Indiana Finance Authority, Revenue Bonds (Sustainable Bond)	7.00	3/1/2039	5,525,000	[b]	2,762,500
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds (Insured; Build America Mutual) Ser. F1	5.25	3/1/2067	1,750,000		1,891,516
				4,654,016
Iowa - 1.4%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.00	12/1/2032	2,515,000	[g]	2,948,225
Iowa Finance Authority, Revenue Bonds, Refunding (Lifespace Communities Obligated Group) Ser. A	4.00	5/15/2053	1,000,000		859,484
Iowa Finance Authority, Revenue Bonds, Refunding (Lifespace Communities Obligated Group) Ser. A	4.00	5/15/2046	500,000		450,266
Iowa Student Loan Liquidity Corp., Revenue Bonds, Ser. B	5.00	12/1/2031	2,000,000		2,154,987
				6,412,962
Kentucky - 1.2%
Henderson, Revenue Bonds (Pratt Paper Project) Ser. A	4.70	1/1/2052	1,000,000	[b]	1,003,591
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	5.00	7/1/2030	1,750,000	[a]	1,883,403
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	8/1/2030	2,270,000	[a]	2,331,528
				5,218,522
Louisiana - 4.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Project)	3.50	11/1/2032	3,100,000		3,054,823

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Louisiana - 4.2% (continued)
Louisiana Public Facilities Authority, Revenue Bonds (Calcasieu Bridge Partners)	5.75	9/1/2064	3,185,000		3,545,014
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University) Ser. A	4.00	4/1/2030	115,000	[g]	122,205
New Orleans Aviation Board, Revenue Bonds (General Airport-N Terminal Project) Ser. A	5.00	1/1/2048	1,000,000		1,020,943
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Non-recourse, Underlying Coupon Rate 5.00%	8.78	7/1/2047	10,755,000	[b,d,e]	11,008,329
				18,751,314
Maryland - 2.4%
Maryland Economic Development Corp., Revenue Bonds (College Park Leonardtown Project) (Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/2064	1,000,000		1,076,764
Maryland Economic Development Corp., Revenue Bonds (Sustainable Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2055	3,120,000		3,270,679
Maryland Economic Development Corp., Tax Allocation Bonds (Port Covington Project)	4.00	9/1/2050	1,000,000		886,587

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Maryland - 2.4% (continued)
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Adventist Healthcare Obligated Group) Ser. A	5.50	1/1/2046	3,250,000		3,310,561
Maryland State Transportation Authority, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2037	2,000,000		2,080,718
				10,625,309
Massachusetts - 4.6%
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2054	1,620,000		1,623,815
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group)	5.25	7/1/2052	1,500,000		1,648,599
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/2057	1,000,000	[b]	1,007,192
Massachusetts Development Finance Agency, Revenue Bonds, Ser. T	4.00	3/1/2054	1,000,000		979,376
Tender Option Bond Trust Receipts (Series 2023-XF1604), (Massachusetts State Transportation Fund, Revenue Bonds, Ser. B) Non-recourse, Underlying Coupon Rate 5.00%	9.11	6/1/2053	14,000,000	[b,d,e]	15,330,894
				20,589,876
Michigan - 6.8%
Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2036	3,000,000		3,100,323
Michigan Finance Authority, Revenue Bonds (Beaumont Health Credit Group)	5.00	11/1/2044	5,065,000		5,109,433
Michigan Finance Authority, Revenue Bonds (Sustainable Bond) (Henry Ford)	5.50	2/28/2057	2,700,000		3,038,862

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Michigan - 6.8% (continued)
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont-Spectrum)	4.00	4/15/2042	1,500,000		1,512,913
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A2	5.00	6/1/2040	4,435,000		4,714,875
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. D2	5.00	7/1/2034	2,000,000		2,024,139
Tender Option Bond Trust Receipts (Series 2024-XM1171), (Michigan State University, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate 5.25%	10.32	8/15/2054	10,000,000	[b,d,e]	11,120,016
				30,620,561
Minnesota - .7%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	3,000,000		3,056,299
Missouri - 3.9%
Missouri Housing Development Commission, Revenue Bonds (First Place HomeOwenership Loan) (Insured; GNMA, FNMA, FHLMC) Ser. A	4.60	11/1/2049	1,750,000		1,776,018
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2049	2,975,000		3,012,203
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2048	2,025,000		2,052,488
St. Louis Land Clearance for Redevelopment Authority, Revenue Bonds (National Geospatial Intelligence)	5.13	6/1/2046	4,580,000		4,613,270

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Missouri - 3.9% (continued)
Tender Option Bond Trust Receipts (Series 2023-XM1116), (Jackson County Missouri Special Obligation, Revenue Bonds, Refunding, Ser. A) Non-Recourse, Underlying Coupon Rate 4.25%	3.23	12/1/2053	3,000,000	[b,d,e]	2,963,159
The St. Louis Missouri Industrial Development Authority, Tax Allocation Bonds (St. Louis Innovation District Project)	4.38	5/15/2036	3,045,000		3,013,950
				17,431,088
Nebraska - .2%
Omaha Public Power District, Revenue Bonds, Ser. A	4.00	2/1/2051	1,000,000		975,221
Nevada - 1.4%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.25	6/15/2041	3,745,000		3,904,403
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	2,750,000		2,597,504
				6,501,907
New Hampshire - .2%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Sustainable Bond) Ser. B	3.75	7/2/2040	1,000,000	[a,b]	865,767
New Jersey - 5.0%
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	4.00	6/1/2031	1,000,000		1,082,313
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	1,855,000		1,883,104

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
New Jersey - 5.0% (continued)
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (RWJ Barnabas Health Obligated Group)	4.00	7/1/2051	1,500,000		1,486,051
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2032	1,275,000		1,390,771
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	4/1/2025	1,560,000		1,561,604
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2044	2,000,000		2,193,485
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	2,000,000		2,137,511
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.50	6/15/2050	2,700,000		3,041,971
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.25	6/15/2033	1,500,000		1,522,185
Tender Option Bond Trust Receipts (Series 2018-XF2538), (New Jersey Economic Development Authority, Revenue Bonds) Recourse, Underlying Coupon Rate 5.25%	9.57	6/15/2040	3,250,000	[b,d,e]	3,302,080
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2046	2,970,000		2,997,110
				22,598,185
New Mexico - .6%
New Mexico Mortgage Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. E	4.70	9/1/2054	2,450,000		2,497,087

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
New York - 8.4%
New York Convention Center Development Corp., Revenue Bonds (Hotel Unit Fee) (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2052	7,825,000	[f]	2,200,870
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	7,000,000	[b]	7,004,486
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	4.00	9/1/2050	1,000,000		924,208
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.00	1/1/2036	1,000,000		1,000,555
New York Transportation Development Corp., Revenue Bonds (JFK International Airport Terminal)	5.00	12/1/2040	3,535,000		3,740,615
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	3,500,000		3,500,052
New York Transportation Development Corp., Revenue Bonds (LaGuradia Airport Terminal)	5.63	4/1/2040	1,000,000		1,087,555
New York Transportation Development Corp., Revenue Bonds (Sustainable Bond) (JFK International Airport Terminal One Project) (Insured; Assured Guaranty Municipal Corp.)	5.13	6/30/2060	1,000,000		1,045,214
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Project) Ser. A	4.75	11/1/2042	2,000,000	[b]	1,945,499

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
New York - 8.4% (continued)
Tender Option Bond Trust Receipts (Series 2022-XM1004), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) (Insured; Assured Guaranty Municipal Corp.) Ser. C) Non-Recourse, Underlying Coupon Rate 4.00%	4.31	11/15/2047	6,300,000	[b,d,e]	6,209,402
Tender Option Bond Trust Receipts (Series 2024-XM1174), (New York State Transportation Development Corp., Revenue Bonds (Sustainable Bond) (JFK International Airport Terminal one Project) (Insured; Assured Guaranty Municipal Corp.)) Recourse, Underlying Coupon Rate 5.25%	9.85	6/30/2060	3,730,000	[b,d,e]	3,981,282
Tender Option Bond Trust Receipts (Series 2024-XM1181), (Triborough New York Bridge & Tunnel Authority, Revenue Bonds, Ser. A1) Non-Recourse, Underlying Coupon Rate 4.13%	0.22	5/15/2064	3,000,000	[b,d,e]	2,942,740
Westchester County Local Development Corp., Revenue Bonds, Refunding (Purchase Senior Learning Community Obligated Group)	5.00	7/1/2046	2,150,000	[b]	2,193,015
				37,775,493
North Carolina - 3.8%
North Carolina Medical Care Commission, Revenue Bonds (Carolina Meadows Obligated Group)	5.25	12/1/2049	2,750,000		3,008,222

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
North Carolina - 3.8% (continued)
North Carolina Medical Care Commission, Revenue Bonds (The United Methodist Retirement Homes Obligated Group) Ser. A	5.13	10/1/2054	1,250,000		1,310,229
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Lutheran Services for the Aging Obligated Group)	4.00	3/1/2051	2,300,000		2,013,600
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Pennybyrn at Maryfield)	5.00	10/1/2035	1,005,000		1,005,646
Tender Option Bond Trust Receipts (Series 2022-XF1352), (North Carolina State Medical Care Commission Health Care Facilities, Revenue Bonds (Novant Health Obligated Group) Ser. A) Non-recourse, Underlying Coupon Rate 4.00%	4.41	11/1/2052	10,000,000	[b,d,e]	9,794,103
				17,131,800
Ohio - 6.3%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	11,055,000		10,418,733
Canal Winchester Local School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2031	3,955,000	[f]	3,142,253
Canal Winchester Local School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2029	3,955,000	[f]	3,396,558
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2052	2,000,000		2,024,321

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Ohio - 6.3% (continued)
Franklin County Convention Facilities Authority, Revenue Bonds (GRTR Columbus Convention Center)	5.00	12/1/2044	1,250,000		1,260,350
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper OH Project)	4.50	1/15/2048	2,250,000	[b]	2,261,477
Port of Greater Cincinnati Development Authority, Revenue Bonds, Refunding (Duke Energy Co.) (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.38	12/1/2058	1,000,000		1,010,287
Tender Option Bond Trust Receipts (Series 2024-XF1711), (University of Cincinnati Ohio Receipt, Revenue Bonds, Ser. A) Non-Recourse, Underlying Coupon Rate 5.00%	9.31	6/1/2049	4,525,000	[b,d,e]	4,939,064
				28,453,043
Oklahoma - 1.2%
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. B	5.50	8/15/2057	1,500,000		1,549,258
Tender Option Bond Trust Receipts (Series 2024-XM1163), (Oklahoma City Water Utilities Trust, Revenue Bonds, Refunding) Non-Recourse, Underlying Coupon Rate 5.25%	10.17	7/1/2064	3,600,000	[b,d,e]	3,993,653
				5,542,911

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Oregon - .6%
Clackamas County Hospital Facility Authority, Revenue Bonds, Refunding (Willamette View Obligated Group) Ser. A	5.00	11/15/2047	1,500,000		1,501,201
Yamhill County Hospital Authority, Revenue Bonds, Refunding (Friendsview Retirement Community) Ser. A	5.00	11/15/2046	1,250,000		1,120,441
				2,621,642
Pennsylvania - 6.6%
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2034	1,000,000		1,101,014
Crawford County Hospital Authority, Revenue Bonds, Refunding (Meadville Medical Center Project) Ser. A	6.00	6/1/2046	1,175,000		1,189,071
Pennsylvania Economic Development Financing Authority, Revenue Bonds (The Penndot Major Bridges)	6.00	6/30/2061	3,000,000		3,392,885
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences in Philadelphia)	5.00	11/1/2036	3,675,000		3,692,837
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2050	1,500,000		1,457,209
Philadelphia Airport, Revenue Bonds, Refunding (Private Activity)	5.00	7/1/2027	4,300,000		4,508,831
Tender Option Bond Trust Receipts (Series 2022-XF1525), (Pennsylvania Economic Development Financing Authority UPMC, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate 4.00%	4.23	5/15/2053	4,000,000	[b,d,e]	3,832,655

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Pennsylvania - 6.6% (continued)
Tender Option Bond Trust Receipts (Series 2023-XM1133), (Philadelphia Water & Wastewater, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B) Non-Recourse, Underlying Coupon Rate 5.50%	10.93	9/1/2053	5,820,000	[b,d,e]	6,645,606
Tender Option Bond Trust Receipts (Series 2024-XF1750), (Philadelphia Gas Works, Revenue Bonds, Refunding (Insured; Assured Guaranty Corp.) Ser. A) Non-Recourse, Underlying Coupon Rate 5.25%	9.97	8/1/2054	3,600,000	[b,d,e]	3,984,255
				29,804,363
Rhode Island - 1.3%
Tender Option Bond Trust Receipts (Series 2023-XM1117), (Rhode Island Infrastructure Bank State Revolving Fund, Revenue Bonds, Ser. A) Non-Recourse, Underlying Coupon Rate 4.13%	3.49	10/1/2048	6,000,000	[b,d,e]	6,074,309
South Carolina - 4.8%
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (Bon Secours Mercy Health)	4.00	12/1/2044	2,810,000		2,809,515

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
South Carolina - 4.8% (continued)
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper) Ser. A	4.00	12/1/2055	3,000,000		2,849,340
Tender Option Bond Trust Receipts (Series 2024-XM1175), (South Carolina Public Service Authority,Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B) Non-Recourse, Underlying Coupon Rate 5.00%	7.57	12/1/2054	15,000,000	[b,d,e]	16,177,093
				21,835,948
South Dakota - 1.1%
Tender Option Bond Trust Receipts (Series 2022-XF1409), (South Dakota Heath & Educational Facilities Authority, Revenue Bonds, Refunding (Avera Health Obligated Group)) Non-Recourse, Underlying Coupon Rate 5.00%	9.32	7/1/2046	4,720,000	[b,d,e]	4,811,838
Texas - 15.4%
Arlington Higher Education Finance Corp., Revenue Bonds (BASIS Texas Charter Schools)	5.00	6/15/2064	1,400,000	[b]	1,404,460
Arlington Higher Education Finance Corp., Revenue Bonds (Uplift Education) (Insured; Permanent School Fund Guarantee Program) Ser. A	4.25	12/1/2053	1,500,000		1,498,782
Beaumont Navigation District, Revenue Bonds (Jefferson Gulf Coast Energy Project) Ser. A	5.25	1/1/2054	1,500,000	[b]	1,569,221

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Texas - 15.4% (continued)
Central Texas Regional Mobility Authority, Revenue Bonds	5.00	1/1/2048	2,500,000	2,585,788
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) Ser. A	4.00	8/15/2047	3,100,000	2,956,865
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. A	5.75	8/15/2045	4,500,000	4,564,283
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. D	5.75	8/15/2033	1,000,000	1,020,313
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. D	6.13	8/15/2048	6,000,000	6,104,558
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.50	12/1/2044	2,500,000	2,430,202
Clifton Higher Education Finance Corp., Revenue Bonds, Refunding (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program)	4.00	8/15/2054	1,000,000	970,712
Clifton Higher Education Finance Corp., Revenue Bonds, Refunding (International Leadership of Texas) (Insured; Permanent School Fund Guarantee Program) Ser. A	4.25	8/15/2053	1,000,000	1,023,119
Dallas Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2054	2,250,000	2,212,883

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Texas - 15.4% (continued)
Fort Bend County, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.25	3/1/2054	2,500,000		2,514,688
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	1,000,000		967,756
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2050	6,500,000	[f]	1,872,158
Houston Airport System, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.50	7/1/2053	2,400,000		2,441,080
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2046	1,610,000		1,569,938
Lamar Consolidated Independent School District, GO	4.00	2/15/2053	1,235,000		1,198,256
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	2,000,000	[b]	2,009,286
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/2048	2,000,000		2,064,837
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (Baylor Scott & White Health Project)	5.00	11/15/2051	2,000,000		2,140,101
Tender Option Bond Trust Receipts (Series 2023-XM1125), (Medina Valley Independent School District, GO (Insured; Permanent School Fund Guarantee Program)) Non-recourse, Underlying Coupon Rate 4.00%	3.18	2/15/2053	7,500,000	[b,d,e]	7,313,074

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Texas - 15.4% (continued)
Tender Option Bond Trust Receipts (Series 2024-XM1164), (Texas University System, Revenue Bonds, Refunding) Non-Recourse, Underlying Coupon Rate 5.25%	3.18	3/15/2054	4,000,000	[b,d,e]	4,423,032
Texas Municipal Gas Acquisition & Supply Corp. IV, Revenue Bonds, Ser. B	5.50	1/1/2034	4,000,000	[a]	4,551,872
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2050	1,300,000		1,300,260
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	5,000,000		5,120,476
Waxahachie Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.25	2/15/2053	1,500,000		1,511,422
				69,339,422
U.S. Related - 1.3%
Guam Housing Corp., Revenue Bonds (Insured; Federal Home Loan Mortgage Corp.) Ser. A	5.75	9/1/2031	730,000		730,713
Puerto Rico, GO, Ser. A	0.00	7/1/2033	381,733	[f]	259,611
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	228,839		227,374
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	296,629		297,196
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	323,574		305,750
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	311,133		301,027
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	266,630		266,366
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	164,953		165,936
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	327,370		341,929
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	2,356,059		2,545,635
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	312,813		348,111
				5,789,648

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Utah - .7%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2049	790,000		812,905
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2037	2,345,000		2,408,786
				3,221,691
Virginia - 4.2%
Tender Option Bond Trust Receipts (Series 2018-XM0593), (Hampton Roads Transportation Accountability Commission, Revenue Bonds) Non-recourse, Underlying Coupon Rate 5.50%	10.90	7/1/2057	7,500,000	[b,d,e]	8,205,738
Tender Option Bond Trust Receipts (Series 2024-XM1176), (Virginia State Housing Development Authority, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate 4.80%	8.50	9/1/2059	4,900,000	[b,d,e]	5,030,829
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	4,620,000		4,695,468
Williamsburg Economic Development Authority, Revenue Bonds (William & Mary Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.13	7/1/2058	1,250,000		1,252,805
				19,184,840

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Washington - 1.5%
Tender Option Bond Trust Receipts (Series 2024--XF1730), (Port of Seattle Washington, Revenue Bonds, Refunding, Ser. B) Non-Recourse, Underlying Coupon Rate 5.25%	9.98	7/1/2049	3,500,000	[b,d,e]	3,793,339
Washington Housing Finance Commission, Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest Obligated Group) Ser. A	5.00	1/1/2051	3,200,000	[b]	2,925,012
				6,718,351
Wisconsin - 3.9%
Public Finance Authority, Revenue Bonds (Cone Health) Ser. A	5.00	10/1/2052	1,500,000		1,606,938
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.50	7/1/2052	2,500,000		2,738,579
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.63	7/1/2055	2,035,000		2,247,156
Public Finance Authority, Revenue Bonds (Roseman University of Health Sciences)	5.00	4/1/2030	45,000	[b,g]	50,467
Public Finance Authority, Revenue Bonds (Southminster Obligated Group)	5.00	10/1/2053	2,015,000	[b]	2,011,930
Public Finance Authority, Revenue Bonds, Refunding (Mary's Woods at Marylhurst Project)	5.25	5/15/2047	750,000	[b]	753,961
Public Finance Authority, Revenue Bonds, Ser. 1	5.75	7/1/2062	4,651,694		4,969,850

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 147.2% (continued)
Wisconsin - 3.9% (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Bellin Memorial Hospital Obligated Group)	5.50	12/1/2052	1,250,000	1,400,224
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Camillus Health System Obligated Group)	5.00	11/1/2046	2,000,000	1,976,204
				17,755,309
Total Investments (cost $652,240,717)			147.2%	664,698,064
Liabilities, Less Cash and Receivables			(47.2%)	(213,027,480)
Net Assets Applicable to Common Stockholders			100.0%	451,670,584

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2024, these securities were valued at $263,637,235 or 58.37% of net assets.

c Non-income producing—security in default.

d The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

g These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LOC	Letter of Credit
LR	Lease Revenue	NAN	Note Anticipation Notes
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield	OBFR	Overnight Bank Funding Rate
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RIB	Residual Interest Bonds
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	TAN	Tax Anticipation Notes
TRAN	Tax and Revenue Anticipation Notes	TSFR	Term Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield	U.S. T-BILL	U.S. Treasury Bill
XLCA	XL Capital Assurance	VMTP Shares	Variable Rate MuniFund Term Preferred Shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2024

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	652,240,717	664,698,064
Cash		3,487,922
Interest receivable		8,774,763
Prepaid expenses		46,193
		677,006,942
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		288,206
Payable for inverse floater notes issued—Note 3		140,130,000
VMTP Shares at liquidation value—Note 1 ($78,900,000 face amount, respectively, report net of unamortized VMTP Shares deferred offering cost of $167,319)—Note 1(g)		78,732,681
Payable for investment securities purchased		3,328,550
Interest and expense payable related to inverse floater notes issued—Note 3		1,545,179
Dividends payable to Common Stockholders		1,183,526
Directors’ fees and expenses payable		4,000
Other accrued expenses		124,216
		225,336,358
Net Assets Applicable to Common Stockholders ($)		451,670,584
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (62,290,854 shares issued and outstanding)		62,291
Paid-in capital		492,991,198
Total distributable earnings (loss)		(41,382,905)
Net Assets Applicable to Common Stockholders ($)		451,670,584

Shares Outstanding
(500 million shares authorized)	62,290,854
Net Asset Value Per Share of Common Stock ($)	7.25

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2024

Investment Income ($):
Interest Income	28,695,413
Expenses:
Management fee—Note 2(a)	3,811,689
Interest and expense related to inverse floater notes issued—Note 3	4,876,471
VMTP Shares interest expense and amortization of offering costs—Note1(g)	3,664,994
Professional fees	156,884
Directors’ fees and expenses—Note 2(c)	80,090
Registration fees	65,711
Shareholders’ reports	44,802
Shareholder servicing costs	42,685
Custodian fees—Note 2(b)	12,689
Chief Compliance Officer fees—Note 2(b)	12,410
Redemption and Paying Agent fees—Note 2(b)	10,000
Miscellaneous	41,075
Total Expenses	12,819,500
Less—reduction in expenses due to undertaking—Note 2(a)	(508,225)
Less—reduction in fees due to earnings credits—Note 2(b)	(12,689)
Net Expenses	12,298,586
Net Investment Income	16,396,827
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(8,268,128)
Net change in unrealized appreciation (depreciation) on investments	65,385,566
Net Realized and Unrealized Gain (Loss) on Investments	57,117,438
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	73,514,265

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended September 30, 2024

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(202,299,339)
Proceeds from sales of portfolio securities	198,714,778
Interest income received	28,775,732
Interest and expense related to inverse floater notes issued	(5,059,607)
VMTP Shares interest expense and amortization of offering costs paid	(3,565,929)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(3,312,748)
Operating expenses paid	(435,625)
Net Cash Provided (or Used) in Operating Activities		12,817,262
Cash Flows from Financing Activities ($):
Dividends paid to Common Stockholders	(14,202,315)
Decrease in payable for inverse floater notes issued	(1,357,907)
Net Cash Provided (or Used) in Financing Activities		(15,560,222)
Net Increase (Decrease) in Cash		(2,742,960)
Cash at beginning of period		6,230,882
Cash at End of Period		3,487,922
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations to Net Cash Provided (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations	73,514,265
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations to Net Cash Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost	7,529,796
Decrease in interest receivable	80,319
Decrease in receivable for investment securities sold	2,025,759
Decrease in unamortized VMTP Shares offering costs	99,065
Increase in prepaid expenses	(15,865)
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates	13,126
Decrease in payable for investment securities purchased	(4,871,988)
Decrease in interest and expense payable related to inverse floater notes issued	(183,136)
Increase in Directors' fees and expenses payable	4,000
Increase in other accrued expenses	7,487
Net change in unrealized (appreciation) depreciation on investments	(65,385,566)
Net Cash Provided (or Used) in Operating Activities		12,817,262
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2024	2023
Operations ($):
Net investment income	16,396,827	18,497,056
Net realized gain (loss) on investments	(8,268,128)	(12,831,234)
Net change in unrealized appreciation (depreciation) on investments	65,385,566	(544,708)
Dividends to Preferred Stockholders	-	(3,321,457)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	73,514,265	1,799,657
Distributions ($):
Distributions to stockholders	(14,202,315)	(17,129,985)
Distributions to Common Stockholders	(14,202,315)	(17,129,985)
Net proceeds from VMTP Shares sold	-	78,900,000
Cost of Auction Preferred Stock shares redeemed	-	(78,900,000)
Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	59,311,950	(15,330,328)
Net Assets Applicable to Common Stockholders ($):
Beginning of Period	392,358,634	407,688,962
End of Period	451,670,584	392,358,634

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period.

	Year Ended September 30,
	2024	2023[a]	2022[b]	2021[c]	2020[d]
Per Share Data ($):
Net asset value, beginning of period	6.30	6.54	8.71	8.37	8.68
Investment Operations:
Net investment income[e]	.26	.30	.38	.41	.43
Net realized and unrealized gain (loss) on investments	.92	(.21)	(2.17)	.35	(.30)
Dividends to Preferred Stockholders from net investment income	-	(.05)	(.01)	(.00)[f]	(.02)
Total from Investment Operations	1.18	.04	(1.80)	.76	.11
Distributions to Common Stockholders:
Dividends from net investment income	(.23)	(.28)	(.37)	(.42)	(.42)
Net asset value, end of period	7.25	6.30	6.54	8.71	8.37
Market value, end of period	6.51	5.33	6.08	8.70	8.28
Market Price Total Return (%)	26.86	(8.29)	(26.54)	10.29	1.58

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
	2024	2023[a]	2022[b]	2021[c]	2020[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.99[g]	2.51	1.47	1.24	1.70
Ratio of net expenses to average net assets	2.86[g]	2.39	1.35	1.12	1.58
Ratio of interest and expense related to inverse floater notes issued, VMTP Shares interest expense to average net assets	1.99[g]	1.49	.47	.26	.73
Ratio of net investment income to average net assets	3.82[g]	4.37	4.81	4.71	5.11
Portfolio Turnover Rate	28.92	21.29	25.44	11.05	36.52
Asset Coverage of VMTP Shares and Preferred Stock, end of period	672	597	617	787	760
Net Assets applicable to Common Stockholders, end of period ($ x 1,000)	451,671	392,359	407,689	542,342	520,677
VMTP Shares and Preferred Stock Outstanding, end of period ($ x 1,000)	78,900	78,900	78,900	78,900	78,900
Floating Rate Notes Outstanding, end of period ($ x 1,000)	140,130	141,488	174,781	195,856	222,556

a The ratios based on total average net assets including dividends to Preferred Stockholders are as follows: total expense ratio of 2.18%, a net expense ratio of 2.08%, an interest expense related to floating rate notes issued ratio of 1.30% and a net investment income of 3.80%.

b The ratios based on total average net assets including dividends to Preferred Stockholders are as follows: total expense ratio of 1.26%, a net expense ratio of 1.16%, an interest expense related to floating rate notes issued ratio of .41% and a net investment income of 4.14%.

c The ratios based on total average net assets including dividends to Preferred Stockholders are as follows: total expense ratio of 1.08%, a net expense ratio of .98%, an interest expense related to floating rate notes issued ratio of .23% and a net investment income of 4.11%.

d The ratios based on total average net assets including dividends to Preferred Stockholders are as follows: total expense ratio of 1.48%, a net expense ratio of 1.37%, an interest expense related to floating rate notes issued ratio of .63% and a net investment income of 4.44%.

e  Based on average common shares outstanding.

f Amount represents less than $.01 per share.

g Amount inclusive of VMTP Shares amortization of offering cost.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Strategic Municipals, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY and an affiliate of the Adviser, serves as the fund’s sub-adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol LEO.

The fund has outstanding 3,156 shares of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”). The fund is subject to certain restrictions relating to the VMTP Shares. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of the fund’s Common Stock (“Common Stockholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of VMTP Shares at their liquidation value (i.e., $25,000 per share). Thus, redemptions of VMTP Shares may be deemed to be outside of the control of the fund.

The VMTP Shares have a mandatory redemption date of July 14, 2053, and are subject to an initial early redemption date of July 13, 2026, subject to the option of the shareholders to retain the VMTP Shares. VMTP Shares that are neither retained by the shareholder nor successfully remarketed by the early redemption date will be redeemed by the fund.

The shareholders of VMTP Shares, voting as a separate class, have the right to elect at least two directors. The shareholders of VMTP Shares will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Robin A. Melvin and Benaree Pratt Wiley as directors to be elected by the holders of VMTP Shares.

Dividends on VMTP Shares are normally declared daily and paid monthly. The Dividend Rate on the VMTP Shares is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the VMTP Shares on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread (all defined terms as defined in the fund’s articles supplementary).

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of September 30, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	664,698,064	-	664,698,064
Liabilities ($)
Other Financial Instruments:
Inverse Floater Notes††	-	(140,130,000)	-	(140,130,000)
VMTP Shares††	-	(78,900,000)	-	(78,900,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.

Additional Information section within this annual report provides more details about the fund’s principal risk factors.

(d) Dividends and distributions to Common Stockholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Stockholders will have their distributions reinvested in additional shares of the fund, unless such Common Stockholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On September 27, 2024, the Board declared a cash dividend of $.019 per share from net investment income, payable on October 31, 2024 to Common Stockholders of record as of the close of business on October 15, 2024. The ex-dividend date was October 15, 2024.

(e) Dividends to stockholders of VMTP Shares: The Dividend Rate on the VMTP Shares is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the VMTP Shares on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread. The Applicable Rate of the VMTP Shares was equal to the sum of 1.05% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of 3.15% on September 30, 2024. The dividend rate as of September 30, 2024 for the VMTP Shares was 4.20% (all terms as defined in the fund’s articles supplementary).

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2024, the fund did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended September 30, 2024 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2024, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $2,619,098, accumulated capital losses $55,891,527 and unrealized appreciation $13,073,050.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2024. The fund has $20,848,789 of short-term capital losses and $35,042,738 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to Common Stockholders during the fiscal years ended September 30, 2024 and September 30, 2023 were as follows: tax-exempt income $14,202,315 and $20,451,442, respectively.

(g) VMTP Shares: The fund’s VMTP Shares aggregate liquidation preference is shown as a liability since they have a stated mandatory redemption date of July 14, 2053. Dividends paid on VMTP Shares are treated as interest expense and recorded on the accrual basis. Costs directly related to the issuance of the VMTP Shares are considered debt issuance costs which have been deferred and are being amortized into expense over 36 months from July 12, 2023.

During the period ended September 30, 2024, total interest expenses and amortized offering costs with respect to VMTP Shares amounted to $3,664,994 inclusive of $3,563,758 of interest expense and $101,236 amortized deferred cost fees. These fees are included in VMTP Shares interest expense and amortization of offering costs in the Statement of Operations.

The average amount of borrowings outstanding for the VMTP Shares during the period ended September 30, 2024 was approximately $78,900,000, with a related weighted average annualized interest rate of 4.52%.

NOTE 2—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..75% of the value of the fund’s average weekly net assets (including net assets representing VMTP Shares outstanding) and is payable monthly. The Agreement provides for an expense reimbursement from the Adviser should the fund’s aggregate expenses (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1½% of the next $20 million and 1% of the excess over $30 million of the average weekly value of the fund’s net assets. During the period ended September 30, 2024, there was no expense reimbursement pursuant to the Agreement.

The Adviser has agreed, from October 1, 2023 through November 29, 2024, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing VMTP Shares outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $508,225 during the period ended September 30, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average weekly net assets (including net assets representing VMTP Shares outstanding).

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Custodian fees. For financial reporting purposes, the fund includes custody net earnings credits as an expense offset in the Statement of Operations.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2024, the fund was charged $12,689 pursuant to the custody agreement. These fees were offset by earnings credits of $12,689.

The fund compensates The Bank of New York Mellon under a Redemption and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the VMTP Shares. During the period ended September 30, 2024, the fund was charged $10,000 for the

NOTES TO FINANCIAL STATEMENTS (continued)

services provided by the Redemption and Paying Agent (the “Redemption and Payment Agent”).

During the period ended September 30, 2024, the fund was charged $12,410 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Management fee of $323,909, Custodian fees of $2,442, Chief Compliance Officer fees of $2,561 and the Redemption and Paying Agent fees of $2,500, which are offset against an expense reimbursement currently in effect in the amount of $43,206.

(c) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended September 30, 2024, amounted to $148,181,701 and $144,922,609, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended September 30, 2024 was approximately $122,609,594 with a related weighted average annualized interest rate of 3.98%.

At September 30, 2024, the cost of investments for federal income tax purposes was $511,495,014; accordingly, accumulated net unrealized appreciation on investments was $13,073,050, consisting of $27,658,058 gross unrealized appreciation and $14,585,008 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Strategic Municipals, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Strategic Municipals, Inc. (the “Fund”), including the statement of investments, as of September 30, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
November 22, 2024

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Stockholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Stockholder who has fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170, should include the Common Stockholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Administrator, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund’s shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Administrator, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Administrator not less than 48 hours before the payment is to be invested. A Common Stockholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

ADDITIONAL INFORMATION (Unaudited) (continued)

The Administrator maintains all Common Stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan. The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Investment Objective and Principal Investment Strategies

Investment Objective. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The fund’s investment objective is fundamental and may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities. No assurance can be given that the fund will achieve its investment objective.

Fundamental Investment Policy. The fund has adopted a fundamental investment policy to invest, under normal market conditions, at least 80% of its net assets in municipal obligations, the income from which is exempt from federal personal income tax. As with the fund’s investment objective, this investment policy may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities.

Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, that provide income exempt from federal income tax. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. The fund may purchase floating and variable rate obligations, municipal derivatives, such as custodial receipt programs created by financial intermediaries, tender option bonds and participations in municipal obligations.

Non-Fundamental Investment Policies. Under normal market conditions, the fund invests at least 50% of its net assets in municipal obligations considered investment grade by Moody’s, S&P or Fitch or the unrated equivalent as determined by the Sub-Adviser in the case of bonds, and in the two highest rating categories of Moody’s, S&P or Fitch or the unrated equivalent as determined by the Sub-Adviser in the case of short term obligations having or deemed to have maturities of less than one year. Investment grade bonds are those rated in the four highest rating categories of Moody’s, S&P or Fitch. The fund may invest the remainder of its assets in municipal obligations considered below investment grade by Moody’s, S&P and Fitch, including those rated no lower than C, but it currently is the intention of the fund to invest such remainder of its assets primarily in bonds rated no lower than Ba by Moody’s and BB by S&P and Fitch. Bonds rated below investment grade and short term obligations rated below the two highest rating categories of Moody’s, S&P and Fitch will be purchased only if the Sub-Adviser determines that the purchase is consistent with the fund’s investment objective. The fund’s ability to invest in lower rated municipal obligations may be limited as a condition to S&P’s “AAA” rating of the fund’s VMTP Shares.

From time to time, the fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on certain municipal obligations (including certain industrial development bonds) which are specific private activity bonds, while exempt from federal income tax, is a preference item for the purpose of the federal alternative minimum tax. If the fund, as a regulated investment company, receives such interest, a

ADDITIONAL INFORMATION (Unaudited) (continued)

proportionate share of any exempt-interest dividend paid by the fund will be treated as a preference item to an investor. The fund may invest without limitation in such municipal obligations if the Sub-Adviser determines that their purchase is consistent with the fund’s investment objective.

Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed ten years.

Taxable Investments and other Investment Techniques. The fund may employ, among others, the investment techniques described below. Use of certain of these techniques may give rise to taxable income.

Temporary Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the fund’s net assets) or for temporary defensive purposes without limitation, the fund may invest in taxable short term investments (“Taxable Investments”) consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody’s, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated at least P-2 by Moody’s or at least A-2 by S&P or Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; bankers’ acceptances; time deposits; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to interest earned from Taxable Investments will be taxable to investors. Under normal market conditions, the fund anticipates that not more than 5% of its total assets will be invested in any of the foregoing categories of Taxable Investments.

When-Issued Securities. New issues of municipal obligations usually are offered on a when-issued basis, which means that delivery and payment for such municipal obligations normally take place within 35 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the municipal obligations are fixed at the time the buyer enters into the commitment. The fund will make commitments to purchase such municipal obligations only with the intention of actually acquiring the securities, but the fund may sell these securities before the settlement date if it is deemed advisable, although any gain realized on such sale would be taxable. The fund will not accrue income with respect to a when-issued security before its stated delivery date. No additional when-issued commitments will be made if more than 20% of the fund’s net assets would be so committed.

Stand-By Commitments. The fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment the fund obligates a broker, dealer or bank to repurchase, at the fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. The fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing such security’s yield to investors.

Inverse Floating Rate Securities. The fund may invest in residual interest municipal obligations whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“inverse floaters”). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the fund when short term interest rates rise, and increase the interest paid to the fund when short term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating-rate to a fixed- rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

Use of Leverage. The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund issued VMTP Shares and issues floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stockholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Stockholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining

ADDITIONAL INFORMATION (Unaudited) (continued)

interest rates will benefit Common Stockholders. When either of these conditions change along with other factors that may have an effect on VMTP Shares dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Principal Risk Factors

The fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a short-term trading vehicle. The fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal obligations. Other factors include the general conditions of the municipal obligations market, the size of the particular offering, and the maturity of the obligation and the rating of the issue. The municipal obligations market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell municipal obligations at prices at or near their perceived value. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s net asset value per share of Common Stock. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession.

In addition, the fund may invest up to 50% of its net assets in below investment grade municipal obligations. Below investment grade municipal obligations (commonly referred to as “high yield” or “junk” bonds) involve substantial risk of loss and are considered predominantly speculative with respect to the issuer’s or obligor’s ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield municipal obligations tend to be very volatile, and those bonds are less liquid than investment grade municipal obligations.

Because there is no established retail secondary market for many of these municipal obligations, it may be anticipated that such obligations could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these obligations does exist, it generally is not as liquid as the secondary market for higher-rated municipal obligations. The lack of a liquid secondary market may have an adverse impact on market price and yield and the fund’s ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain municipal obligations also may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing the fund’s portfolio and calculating its net asset value. In such cases, the Sub-Adviser’s judgment may play a greater role in valuation because less reliable, objective data may be available.

Call Risk. Some municipal obligations give the issuer the option to “call,” or prepay, the securities before their maturity date. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will call their bonds. If a call were exercised by the issuer of a bond held by the fund during a period of declining interest rates, the fund is likely to replace such called bond with a lower yielding bond. If that were to happen, it could decrease the fund’s distributions and possibly could affect the market price of the Common Stock. Similar risks exist when the fund invests the proceeds from matured, traded or prepaid bonds at market interest rates that are below the fund’s current earnings rate. A decline in income could affect the market price or overall return of the Common Stock. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

Credit Risk. Credit risk is the risk that one or more municipal bonds in the fund’s portfolio will decline in price, or the issuer or obligor thereof will fail to pay interest or repay principal when due, because the issuer or obligor experiences a decline or there is a perception of a decline in its financial status. Below investment grade municipal obligations involve greater credit risk than investment grade municipal obligations. In addition, sizable investments by the fund in revenue obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties.

Interest Rate Risk. Prices of municipal obligations and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including

ADDITIONAL INFORMATION (Unaudited) (continued)

central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

Tax Risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. Although the fund will invest in municipal obligations that pay income that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), from regular federal income tax, if any such municipal obligation fails to meet these regulatory requirements, the income received by the fund from its investment in such obligations and distributed by the fund to Common Stockholders will be taxable. Changes or proposed changes in federal tax laws may cause the prices of municipal obligations to fall. In addition, the federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Common Stockholders may receive distributions that are attributable to derivatives contracts that are treated as ordinary income for federal income tax purposes.

Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value per share of Common Stock may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e.,

“market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. The secondary market for certain municipal obligations tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal obligations at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).

When-Issued Securities Risk. When purchasing a security on a forward commitment basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Because the fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the fund’s other investments. Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the fund to risks because they may experience such fluctuations prior to their actual delivery.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that the fund’s leveraging strategy will be successful. Leverage involves risks and special considerations for Common Stockholders, including: the likelihood of greater volatility of net asset value, market price and dividend rate of Common Stock than a comparable portfolio without leverage; the risk that fluctuations in the interest or dividend rates that the fund must pay on any leverage will reduce the return to Common Stockholders; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of Common Stock than if the fund were not leveraged, which may result in a greater decline in the market price of Common Stock.

Market Risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly

ADDITIONAL INFORMATION (Unaudited) (continued)

interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a market price that is below their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the fund’s net asset value may decrease.

Whether Common Stockholders will realize a gain or loss upon the sale of Common Stock will depend upon whether the market value of Common Stock at the time of sale is above or below the price the Common Stockholder paid, taking into account transaction costs, for Common Stock and is not directly dependent upon the fund’s net asset value. Because the market value of Common Stock will be determined by factors such as the relative demand for and supply of Common Stock in the market, general market conditions and other factors beyond the control of the fund, the fund cannot predict whether its Common Stock will trade at, below or above net asset value, or below or above the initial offering price for such Common Stock.

Management Risk. The fund is subject to management risk because the Sub-Adviser actively manages the fund. The Sub-Adviser and the fund’s portfolio managers will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Cybersecurity Risk. The fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser or Sub-Adviser or other service providers, as well as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the fund’s ability to calculate its net asset value; impediments to trading for the fund’s portfolio; the inability of Common Stockholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Given the risks described above, an investment in Common Stock may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the fund.

Recent Changes

During the period ended September 30, 2024, there were: (i) no material changes in the fund’s investment objectives or policies that have not been approved by shareholders, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund that have not been approved by shareholders, (iii) no material changes to the principal risk factors associated with investment in the fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from net investment income during its fiscal year ended September 30, 2024 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2024 calendar year on Form 1099-DIV, which will be mailed in early 2025.

PROXY RESULTS (Unaudited)

Common Stockholders and holders of VMTP Shares voted together as a single class (except as noted below) on the following proposals presented at the annual meeting of stockholders held on June 12, 2024.

	Shares
	For	Authority Withheld
To elect one Class I Director†:
Benaree Pratt Wiley††	3,156	-
To elect two Class III Directors†††:
Joan L. Gulley	46,864,232	3,522,729
Burton N. Wallack	45,985,243	4,401,718

† The term of the Class I Directors expires in 2025.

†† Elected solely by holders of VMTP Shares; Common Stockholders not entitled to vote.

††† The term of the Class III Directors expires in 2027.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1995)

Current term expires in 2025.

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 80

———————

Joan Gulley (76)

Board Member (2017)

Current term expires in 2027.

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 40

———————

Alan H. Howard (65)

Board Member (2018)

Current term expires in 2026.

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-May 2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-December 2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-May 2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 12

———————

Robin A. Melvin (60)

Board Member (1995)

Current term expires in 2026.

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

No. of Portfolios for which Board Member Serves: 62

———————

Burton N. Wallack (73)

Board Member (2006)

Current term expires in 2027.

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology, Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 12

———————

Benaree Pratt Wiley (78)

Board Member (1989)

Current term expires in 2027.

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)

No. of Portfolios for which Board Member Serves: 52

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gordon J. Davis (83)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 34

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investments since February 2023; and Head of North America Product, BNY Investments from January 2018 to February 2023. He is an officer of 51 investment companies (comprised of 93 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of BNY since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Fund Administration. He is an officer of 52 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 66 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY since July 2021; Senior Managing Counsel of BNY from December 2020 to July 2021; and Managing Counsel of BNY from March 2009 to December 2020. He is an officer of 52 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of BNY since April 2004.

SARAH S. KELLEHER, Secretary since April 2024 and Vice President since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY since September 2021; and Managing Counsel of BNY from December 2017 to September 2021. She is an officer of 52 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY since March 2013.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY since December 2021; and Counsel of BNY from August 2018 to December 2021. She is an officer of 52 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 34 years old and has been an employee of BNY since August 2013.

LISA M. KING, Vice President and Assistant Secretary since March 2024.

Counsel of BNY since June 2023; and Regulatory Administration Group Manager at BNY Mellon Asset Servicing from February 2016 to June 2023. She is an officer of 52 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 56 years old and has been an employee of BNY since February 2016.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY. He is an officer of 52 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 59 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Managing Counsel of BNY since March 2024 and Counsel of BNY from June 2019 to February 2024. She is an officer of 52 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 39 years old and has been an employee of BNY since June 2012.

OFFICERS OF THE FUND (Unaudited) (continued)

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Investments from 2010 to March 2023. He is an officer of 51 investment companies (comprised of 93 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon Securities Corporation since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President of North America Product, BNY Investments from 2010 to March 2023. He is an officer of 51 investment companies (comprised of 93 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of BNY Mellon Securities Corporation since 1999.

ROBERTO G. MAZZEO, Assistant Treasurer since June 2024.

Financial Reporting Manager - BNY Fund Administration. He is an officer of 52 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of the Adviser since October 2006.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Fund Administration. He is an officer of 52 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Fund Administration. He is an officer of 52 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Fund Administration. He is an officer of 52 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 51 investment companies (comprised of 97 portfolios) managed by the Adviser. He is 67 years old.

OFFICERS AND DIRECTORS
BNY Mellon Strategic Municipals, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers
Joan Gulley	Roberto G. Mazzeo
Alan H. Howard	Gavin C. Reilly
Robin A. Melvin†	Robert Salviolo
Burton N. Wallack	Robert Svagna
Benaree Pratt Wiley†	Chief Compliance Officer
Gordon Davis††	Joseph W. Connolly
† Elected by VMTP Shares Holders	Portfolio Managers
†† Advisory Board Member	Daniel A. Rabasco
Officers	Jeffrey B. Burger
President
David DiPetrillo
Chief Legal Officer	Adviser
Peter M. Sullivan	BNY Mellon Investment Adviser, Inc.
Vice President and Secretary	Sub-Adviser
Sarah S. Kelleher	Insight North America LLC
Vice President and Assistant Secretaries	Custodian
Deirdre Cunnane	The Bank of New York Mellon
Amanda Quinn	Counsel
Lisa M. King	Stradley Ronon Stevens & Young, LLP
Jeff Prusnofsky	Transfer Agent,
Treasurer	Dividend Disbursing Agent
James Windels	and Registrar
Vice Presidents	Computershare Inc.
Daniel Goldstein	(Common Stock)
Joseph Martella	The Bank of New York Mellon
(VMTP Shares)
Stock Exchange Listing
NYSE Symbol: LEO
Initial SEC Effective Date
9/23/87

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

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For More Information

BNY Mellon Strategic Municipals, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC

200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	LEO

For more information about the fund, visit https://bny.com/investments/closed-end-funds. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bny.com/investments and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0853AR0924

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

  SUMMARY OF THE REGISTRANT'S PROXY VOTING POLICY AND PROCEDURES

The Board of the Fund has adopted the following procedures with respect to proxy voting by the Fund.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The board has delegated the authority to vote proxies of companies held in the Fund's portfolio to Insight North America, LLC ("INA" or the "Sub-Adviser"), the fund's sub-adviser. In addition, the board has adopted proxy voting procedures pursuant to which proxies of companies held in the Fund's portfolio will be voted. The proxy voting policies and procedures adopted for the fund are those of the Sub-Adviser, as described below.

Proxy Voting Operations

The Fund has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. The Fund for which ISS provides proxy voting and related services bears an equal share of ISS's fees in connection with the provision of such services.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when the Fund owns shares of another registered investment company (an "Acquired Fund"), the Fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Securities on Loan

Certain funds may participate in a securities lending program to generate income for their portfolio. Generally, the voting rights pass with the securities on loan and any securities on loan as of a record date cannot be voted by the fund. In certain circumstances, BNYM Investment Adviser may seek to recall a security on loan before a record date in order to cast a vote (for example, if INA determines, based on the information available at the time, that there is a material proxy event that could effect the value of the loaned security and recalling the security for voting purposes would be in the best interest of the Fund). However, BNYM Investment Adviser anticipates that, in most cases, the potential income the Fund may derive from a loaned security would outweigh the benefit the Fund could receive from voting the security. In addition, the ability to timely recall securities on loan is not entirely within the control of BNYM Investment Adviser or INA. Under certain circumstances, the recall of securities in time for such securities to be voted may not be possible due to applicable proxy voting record dates occurring before the proxy statements are released or other administrative considerations.

Policies and Procedures; Oversight

The CCO is responsible for confirming that INA has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Fund's proxies are voted in the best interests of the Fund. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the Fund is monitored to ensure compliance with INA's procedures, as applicable, such as by sampling votes cast for the Fund, including routine proposals as well as those that require more analysis, to determine whether they complied with INA's Proxy Voting Procedures.

Review of Proxy Voting

BNYM Investment Adviser reports annually to the boards on the Fund's proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the Fund is required to file its complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at www.bny.com/investments, on the SEC's website at http://www.sec.gov, and without charge, upon request, by calling 1-800-373-9387 (inside the U.S. only). The Fund has delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

SUMMARY OF INSIGHT'S PROXY VOTING POLICY AND PROCEDURES

1. Introduction

Insight seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximizing shareholder value, ensuring good governance and delivering investment performance aligned with our Clients' long-term economic interests.

The Insight Proxy Voting Policy ("Policy") sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively "Insight").

2. Policy Statement

Insight is committed to supporting good governance practices and also voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight's objective is to vote proxies in the best interests of its Clients.

3. Scope

This Policy applies to financial instruments with voting rights where Insight has discretionary voting authority. Alternatively, where a Client retains control over the voting decision, Insight will only lodge votes in instances where the client agreement hands responsibility to Insight to cast the votes on their behalf.

4. Proxy Voting Process

Insight's proxy voting activity adheres to best-practice standards and is a component of Insight's Stewardship and Responsible Investment Policies. In implementing its Proxy Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:

Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.

Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.

Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.

Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.

Sustainability: The board should aim to take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.

Structure: The board should have clear division of responsibilities.

The Chair: The Independent Chair, or Lead Independent Director, of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.

The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making powers. There should be a clear division of responsibilities, between the independent board members and the executive leadership of the company.

Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.

Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.

Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.

Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.

Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member's contributions should be considered individually.

Independence: The board should present a fair and balanced view of the company's position and prospects.

Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.

Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.

Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company's emerging and principal risks.

Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.

Goal Based: The board should base remuneration on goal-based, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.

Transparent: Remuneration arrangements should be transparent and should avoid complexity.

Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.

The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group ("PVG") – (see section 6).

Voting activity is most usually performed by the Chair of the PVG, a senior portfolio manager with no day to day investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).

The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background. However the vote will be cast by the Chair of the PVG or their delegate. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote, the decision will be cast by the deputy chair. Insight uses a Voting Agent to assist in the analysis and administration of the vote (see section 4.1). The rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.

4.1 Voting Agent

To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva ("Voting Agent"). The Voting Agent's responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight's Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies resolutions that require specific shareholder judgement – often relating to corporate transactions or shareholder resolutions. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will review for contentious resolutions, and in the event of one will determine if an actual or potential conflict exists in which case the resolution will be escalated to the PVG voting committee (see section 5.1).

Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy.

On a monthly basis the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted on its website (see section 7). Insight conducts an annual due diligence to review the Voting Guidelines and the Voting Agent's related services.

5. Conflicts of Interest

Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight's Clients.

In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:

• make a financial gain or avoid a financial loss at the expense of the Client

• present material differences in the thoughts of two PM's who own the same security

• benefit if it puts the interest of one Client over the interests of another Client

• gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client's interest

• obtain a higher than usual benefit from a third party in relation to a service provided to the Client

• receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service or have a personal interest that could be seen to conflict with their duties at Insight

• create a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g., sponsors of pension schemes). This includes financial and ESG considerations

• create a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM's who own the same security

5.1 Escalation of Contentious Voting Issue

When a contentious voting issue is identified, the PVG Chairman or delegate will review, evaluate and determine whether an actual material conflict of interest exists, and if so, will escalate the matter to the PVG voting committee. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:

• removing certain Insight personnel from the proxy voting process

• walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote and

• voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner

An unconflicted contentious resolution will be voted by the Chair or their delegate. Where a conflict is deemed to exist the vote, widened to the PVG voting committee, will be determined by majority vote.

The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer ("CIO") or their delegate for additional input.

6. Proxy Voting Group

The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least quarterly, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:

• Casting votes on behalf of Clients

• Voting Policy: Oversee and set the Proxy Voting Policy

• Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis

• Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines

• Conflicts of Interest: Manage conflicts when making voting instructions in line with Insight's Conflict of Interest Policy

• Resolution Assessment: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions

• Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy and

• Reporting: Ensure voting activity aligns with local regulations and standards

The PVG is chaired by a Senior Portfolio Manager (who has no direct day to day investment discretion) and attended by portfolio management personal, the Senor Stewardship Analyst (Deputy Chair), Corporate Risk, Compliance, and Operations personal. The PVG is accountable to and provides quarterly updates to the Investment Management Group ("IMG").

7. Disclosure and Recording Keeping

In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If Insight votes on the proxy share- blocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the "share-blocking period" Insight would like to sell the affected security Insight, in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).

Insight publishes its voting activity in full on its website. This can be found at www.insightinvestment.com/ri.

8. Proxy Voting Policy Review

Insight will review its Proxy Voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.

A material change shall be a significant event that could impact Insight's ability to vote proxies such

Item 13. Portfolio Managers for Closed-End Management Investment Companies.

(a)(1) The following information is as of September 30, 2024:

Daniel Rabasco and Jeffrey Burger of Insight North America LLC ("INA"), an affiliate of BNYM Investment Adviser, are primarily responsible for the day-to-day management of the registrant's portfolio.

Mr. Rabasco, the head of municipal bonds at INA, has served as a primary portfolio manager of the fund since July 2016. He has been employed at INA or a predecessor company of INA since 1998.

Mr. Burger, a senior portfolio manager for tax-sensitive strategies at INA, has served as a primary portfolio manager of the fund since July 2014. He has been employed as a portfolio manager and analyst at INA or a predecessor company of INA since 2009.

(a)(2) Information about the other accounts managed by the fund's primary portfolio managers is provided below.

Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Dan Rabasco	13	$6.5B	None	N/A	60	$2.4B
Jeffrey Burger	10	$3.4B	None	N/A	453	$1.8B

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds r common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's, INA's or a portfolio manager's management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser or INA may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser's or INA's overall allocation of securities in that offering, or to increase BNYM Investment Adviser's or INA's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser or INA may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of BNYM Investment Adviser or INA. BNYM Investment Adviser and INA periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, BNYM Investment Adviser and INA could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser, INA or their affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

BNY Mellon and its affiliates, including BNYM Investment Adviser, INA and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund or the Fund's service providers, which may cause conflicts that could disadvantaged the Fund.

(a)(3) Portfolio Manager Compensation. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

INA has a flexible and progressive remuneration policy which allows it to attract and retain what it believes to be the best available talent in the industry. INA's approach to remuneration is designed to ensure that top performance is recognized with top quartile industry pay. This includes matching each individual with a suitable peer group that reflects competitors at every level and specialism within the industry. The components of remuneration are base salary and variable pay which is made up of two elements; discretionary annual cash amount and a deferral into the INA Long Term Incentive Plan. Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total remuneration is competitive. INA also has a competitive benefits package (including eligibility for company pension and private medical plans) broadly aligned with the firm's parent company, BNY Mellon.

Discretionary pay is allocated following a detailed annual evaluation and performance appraisal against individual objectives, based on key performance indicators such as mandate performance (including effective management of risk and generation of relative returns where appropriate), contribution to team-based investment decisions, team management and professional development. Account is also taken of non-investment related issues such as business wins, client feedback, product and service development and internal relationship building, as well as experience, tenure and status within the team. For investment teams, including portfolio managers, performance is typically assessed over a multi-year framework including fund performance over one-, three- and five-years performance cycles. This is also supported by the INA Long Term Incentive Plan, which typically vests over three years.

The application of the above policy and principles are reviewed at least twice each year by the INA Remuneration Committee, where compensation proposals in respect of the relevant performance year are considered and approved.

(a)(4) The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of the end of the Fund's fiscal year:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Daniel Rabasco	BNY Mellon Strategic Municipals, Inc.	None
Jeffrey Burger	BNY Mellon Strategic Municipals, Inc.	None

Item 14. Purchases of Equity Securities By Closed-End Management Investment Companies and Affiliated Purchasers.

 Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

 There have been no material changes to the procedures applicable to Item 15.

Item 16. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

  The Registrant did not participate in a securities lending program this period.

Item 18. Recovery of Erroneously Awarded Compensation.

  Not applicable.

Item 19. Exhibits.

  (a)(1)     Code of ethics referred to in Item 2.

  (a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

  (a)(3) Not applicable.

  (b)      Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Municipals, Inc.

By: /s/ David J. DiPetrillo

 David J. DiPetrillo

 President (Principal Executive Officer)

Date: November 19, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

 David J. DiPetrillo

 President (Principal Executive Officer)

Date: November 19, 2024

By: /s/ James Windels

 James Windels

 Treasurer (Principal Financial Officer)

Date: November 19, 2024

EXHIBIT INDEX

 (a)(1) Code of ethics referred to in Item 2.

 (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

 (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)